UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 28, 2020

Commission file number:   000-53662

IronClad Encryption Corporation

(Exact name of registrant as specified in its charter)

Delaware	81-0409475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Riverway, Suite 1700, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(888) 362-7972

(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	IRNC	OTCIQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.03    Bankruptcy or Receivership.

Chapter 11 Filing

On August 28, 2020, IronClad Encryption Corporation (“IronClad” or the “Company”) filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Case”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

The Company will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

The bankruptcy petition and other documents filed by IronClad as debtor are available at the court’s Internet home page http://www.txs.uscourts.gov/ or at the Clerk’s Office, United States Bankruptcy Court, P. O. Box 61010, Houston, Texas  77208.  The assigned case number is 20-34332.

Item 2.04    Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Case described above in Item 1.03 constitutes an event of default that accelerated IronClad’s obligations under the following unsecured debt instruments (the “Debt Instruments”):

$108,925.00 in outstanding aggregate principal amount of the 12% Convertible Note dated 2018 October 26.

$  15,300.00 in outstanding aggregate principal amount of the 10% Convertible Note dated 2019 February 14.

$  23,260.00 in outstanding aggregate principal amount of the 12% Convertible Note dated 2019 February 14.

$108,486.00 in outstanding aggregate principal amount of the 09% Convertible Note dated 2018 July 19.

$  53,650.00 in outstanding aggregate principal amount of the 12% Convertible Note dated 2019 April 01.

$  39,276.00 in outstanding aggregate principal amount of the 12% Convertible Note dated 2019 April 23.

$126,000.00 in outstanding aggregate principal amount of the 10% Convertible Note dated 2019 May 19.

$  66,400.00 in outstanding aggregate principal amount of the 08% Convertible Note dated 2019 October 01.

$150,000.00 in outstanding aggregate principal amount of the 10% Convertible Note dated 2019 October 31.

$  61,584.49 in outstanding aggregate principal amount of the 01% Note dated 2020 April 20.

The Debt Instruments provide that, as a result of the Chapter 11 Case, the principal and interest due thereunder shall be immediately due and payable.  Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Chapter 11 Case, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 8.01    Other Events

Cautionary Note about Trading in IronClad’s Common Stock

The Company cautions that trading in its securities during the pendency of the Bankruptcy Petitions is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the probable outcome for equity security holders at the conclusion of the proceeding in Bankruptcy Court described above.

IronClad expects that its equity holders could experience a significant or complete loss of the value of their investment, depending on the outcome of the Chapter 11 Case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

IronClad Encryption Corporation

Date:  September 1, 2020

/s/ David G. Gullickson

By: ______________________

David G. Gullickson,

Vice President, Treasurer, and

Principal Financial and Accounting Officer